SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934


                      September 14, 1998 (August 25, 1998)
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                        PHYSICIAN COMPUTER NETWORK, INC.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                   New Jersey
         --------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                                     0-19666
         --------------------------------------------------------------
                            (Commission File Number)


                                   22-2485688
         --------------------------------------------------------------
                        (IRS Employer Identification No.)


                             1200 The American Road
                         Morris Plains, New Jersey 07950
         --------------------------------------------------------------
                    (Address of principal executive offices)



                                 (973) 490-3100
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 4.   Changes in the Company's Certifying Accountant
------    ----------------------------------------------

                  On September 10, 1998, Physician Computer Network, Inc. (the "Company") received the response of its former auditors (the "Response Letter"), KPMG Peat Marwick LLP ("KPMG"), to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 1998 (the "Form 8-K"), which Form 8-K announced, among other things, the cessation of the Company's client-auditor relationship with KPMG. The Response Letter, which KPMG was required to deliver to the Company in accordance with Item 304(a)(3) of Regulation S-K, is annexed hereto as Exhibit 16.1.

                  The Company does not agree with the position taken by KPMG in the Response Letter that certain of the disclosures contained in the Form 8-K were either factually inaccurate or required supplemental disclosure. The Company believes that much of the information contained in the Response Letter has been gratuitously supplied by KPMG and is not responsive to the disclosures required to be made in the Form 8-K. Further, the Company does not agree with certain of the factual assertions made by KPMG in the Response Letter, as well as KPMG's presentation of certain of the events described in the Response Letter.

                  In particular, and without limitation, the Company does not agree with KPMG's presentation of the events surrounding the termination of the auditor-client relationship or that KPMG informed the Company that internal controls necessary for the Company to develop reliable consolidated financial statements do not exist. From the time of the initial identification of certain possible financial irregularities in late February 1998 through August 17, 1998, KPMG continued to work with the Company to complete the audit and led the Company to believe that no circumstances existed which would prevent the completion of the audit. During this time, the Company identified and made KPMG aware of many of the transactions and accounting practices referred to in the Response Letter as having come to KPMG's attention. Further, new senior management appointed by the Board of Directors reviewed and revised internal accounting controls which they believed, and continue to believe, permit the Company to develop reliable consolidated financial statements. In this regard, the Company is working with Arthur Andersen LLP with respect to the audit of the Company's financial statements so that they may be completed as soon as possible.


ITEM 7.           Financial Statements, Pro Forma Financial Information
                  and Exhibits.
-------  -------------------------------------------------------

                  (a) No financial statements or pro forma financial information are required to be filed as a part of this report. There are no financial exhibits filed as part of this report.




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                  (b)      Exhibits.
                           ---------

                  (i)      16.1     Accountant's letter received by the
                                    Registrant pursuant to Item 304(a)(3) of Regulation S-K.






                                               PHYSICIAN COMPUTER NETWORK, INC.
                                               (REGISTRANT)


Date: September 14, 1998                        By:/s/Paul Antinori
                                                   ----------------------------
                                                         Paul Antinori
                                                         Vice President

Securities and Exchange Commission
September 10, 1998
Page 4






                                  EXHIBIT INDEX






         EXHIBIT NUMBER                          DESCRIPTION


           16.1                                    Accountant's letter
                                                   received by the
                                                   Registrant pursuant to
                                                   Item 304(a)(3)of
                                                   Regulation S-K.